UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 19, 2014

ATWOOD OCEANICS, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	1-13167	74-1611874
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(IRS Employer Identification No.)

15011 Katy Freeway, Suite 800

Houston, Texas, 77094

(Address of Principal Executive Offices)

(281) 749-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2014 Annual Meeting of Shareholders of Atwood Oceanics, Inc. (the “Company”) held on February 19, 2014 (the “Annual Meeting”), the shareholders voted on the following matters:

•	Election of eight director nominees;

•	Approval, by shareholder non-binding advisory vote, of the compensation of the Company’s named executive officers;

•	Approval of an amendment of the Company’s Amended and Restated Certificate of Formation to increase the number of authorized shares of common stock from 90,000,000 to 180,000,000; and

•	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2014.

No other matters were presented for a vote at the Annual Meeting. As of the record date, December 20, 2013, there were 64,193,494 shares of common stock outstanding and entitled to vote at the Annual Meeting. The holders of a total of 58,909,101 shares of common stock were present in person or by proxy at the Annual Meeting. A quorum being present, the voting results for the matters above are as follows:

1.	Election of Directors.

Name	For	Withheld	Broker Non-Votes
Deborah A. Beck	53,852,709	1,158,200	3,898,192
George S. Dotson	53,738,880	1,272,029	3,898,192
Jack E. Golden	54,247,133	763,776	3,898,192
Hans Helmerich	53,192,025	1,818,884	3,898,192
Jeffrey A. Miller	54,297,785	713,124	3,898,192
James R. Montague	54,247,788	763,121	3,898,192
Robert J. Saltiel	54,165,302	845,607	3,898,192
Phil D. Wedemeyer	54,184,228	826,681	3,898,192

Each of the nominees was elected for a one year term.

2.	Approval of the Compensation of the Company’s Named Executive Officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
53,762,453	1,060,121	188,335	3,898,192

On an advisory basis, the Company’s executive compensation as set forth in the proxy statement was approved.

3.	Approval of an amendment of the Company’s Amended and Restated Certificate of Formation.

FOR	AGAINST	ABSTAIN
46,423,859	12,307,508	177,734

The amendment of the Company’s Amended and Restated Certificate of Formation was approved.

4.	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditors for Fiscal Year 2014.

FOR	AGAINST	ABSTAIN
56,678,751	1,868,604	361,746

The appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2014 was ratified.

ITEM 8.01	OTHER EVENTS

At the Annual Meeting, the shareholders of the Company approved the proposed amendment to the Amended and Restated Certificate of Formation (the “Certificate of Formation”), which amends the Company’s then existing Amended and Restated Certificate of Formation to increase the number of authorized shares of common stock from 90,000,000 to 180,000,000. On February 20, 2014, the Company filed Amendment No. 1 to the Certificate of Formation with the Secretary of State of the State of Texas. Amendment No. 1 to the Certificate of Formation became effective upon filing.

The summary description of Amendment No. 1 to the Certificate of Formation set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1 to the Certificate of Formation, filed as Exhibit 3.1 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

3.1	Amendment No. 1 to Amended and Restated Certificate of Formation of Atwood Oceanics, Inc., dated February 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.
(Registrant)

/s/ Walter A. Baker
Walter A. Baker
Vice President, General Counsel and Corporate Secretary

Date: February 19, 2014